Gramercy Site Visit Exhibit 99.1 Noranda Aluminum Holding Corp August 4, 2010

Forward Looking Statements
The following information contains, or may be deemed to contain, "forward-
looking statements" (as defined in the U.S. Private Securities Litigation Reform
Act of 1995).  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of the issuer may vary from the results expressed in, or implied by, the following forward looking statements, possibly to a material degree.  For a discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the SEC, including our annual report on Form 10-K.

3 Management Presenters Layle K. “Kip” Smith, President and Chief Executive Officer Robert Mahoney, Chief Financial Officer Ramon Gil, President, Noranda Alumina LLC

Noranda Strategy
Noranda Operating
Model
“Off to a
Good Start…” Industry
Dynamics
Brief Noranda
Alumina History
Second quarter results: Successful performance while completing foundational projects that strengthened Noranda

Second Quarter Highlights
Noranda produced strong current quarter results…
– Net income was $6.9 million ($0.14 per share), and includes the net negative impact of $11 million, or $0.21 per share, from special items
–
Operating cash flow was $118 million
–
Adjusted EBITDA was $79 million total, and $62 million excluding hedges
– External volumes grew over 2Q-09 and 1Q-10
– Integrated cash cost for primary aluminum production improved to $0.66/lb
– CORE contributed over $15 million in cost reduction, capital avoidance, and cash generation
–
Total indebtedness was $554 million, representing a 24% decrease from 1Q-10
– Cash and cash equivalents balances totaled $32 million. Senior revolving credit facility had no outstanding borrowings and $215 million available capacity
… while setting a foundation for long-term value
– Completed IPO as part of broad program to increase strategic flexibility, position company for growth and improve financial profile
– Obtained favorable result in New Madrid power rate case
– Signed final agreements for Jamaican fiscal regime

Expect steady demand for billet/rod, subject to
normal seasonal trends
Primary Aluminum Products pricing to follow one
month lag on LME
Peak power rates apply throughout 3Q-10
Most cost inputs contracted through end of year at
fixed prices; upward pressure on others
Integrated cash cost is $0.66 for Q2-10;
normalizing Q1-10 for smelter volume and alumina
ramp up, YTD cost is $0.67
Strong Q2-10 demand in key primary aluminum
product groups. Billet and rod up 40% and 7%
against Q2-09. Billet and rod shipments up 21%
and 22% against Q1-10
CORE initiatives and favorable input prices offset
bauxite shipping delays, alumina ramp-up, and
legal costs related to power case
2009
Normalized 3MOE 6/30/10
6MOE
6/30/10
LME 1.00         0.97                  0.98
Midwest Premium 0.06         0.06                  0.06
Midwest Transaction Price 1.06         1.04                  1.04
Net integrated cash cost of primary aluminum 0.67         0.66                  0.67
Integrated upstream margin per pound 0.39         0.38                  0.37
Dollars per Pound
Integrated Upstream Business Review
Trends Trends Near-term Outlook
Comments Comments
Upstream Margin Upstream Margin
0
50
100
150
200
250
300
350
400
450
500
550
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
2Q09 3Q09 4Q09 1Q10 2Q10
LME ($ per lb) Bauxite (kMt)
Alumina (kMt) Primary aluminum (000 pounds)
Left Axis
Right Axis
Right Axis
Right Axis

2009
Normalized(1)
3MOE
6/30/10
6MOE
6/30/10
Total primary aluminum shipments 580         147           267
Integrated upstream margin on cash cost 0.39 $      0.38 $      0.37 $
Integrated upstream EBITDA 224 $       55 $          99 $
Rolled products fabrication margin 35           15             26
Run-rate corporate expenses (29)          (7)              (14)
Total Unhedged EBITDA 230 $       62 $          111 $
Corporate Summary
Strong Q2-10 performance reflects impact of
productivity programs and management
execution, with help from improved aluminum
prices
Q2-10 improvements in cash cost validate $0.67
annual normalized 2009 benchmark
Q2-10 rolled product results well ahead of 2009
Corporate expenses tracking to 2009 or better
Expected GAAP annual effective tax rate is 33.6%
Still have hedge accounting gains to reclassify
through GAAP earnings, despite termination of
aluminum hedges ($22 million per quarter in 3Q-10
and Q4-10)
(1) Normalized based on $1.00 LME, $0.06
Mid-west
Premium
Comments Comments
Business Summary Business Summary
Corporate Cost Trends Corporate Cost Trends Near-term Outlook
2Q09 3Q09 4Q09 1Q10 2Q10
Corporate SG&A (GAAP) 7.9 9.2 7.2 9.7 28.8
Consulting Fees (0.7) (1.7) (1.1) (4.1)
Stock Compensation (0.4) (1.0) (0.4) (0.4) (3.6)
Apollo Fees (0.5) (0.5) (0.5) (0.5) (13.0)
Restructuring - - - - (0.2)
Other (1.4) 3.6 2.3 (1.2) (0.7)
Run-rate corporate costs 5.0 11.4 6.9 6.5 7.3

Noranda Strategy
Brief Noranda
Alumina History
“Off to a
Good Start…”
Industry
Dynamics
Noranda
Operating
Model
Though we can’t control the LME, we exercise significant control and influence over the basic drivers of our success

Mission Every day we build a sustainable, integrated aluminum company founded on growth and successful long-term relationships with our customers, co-workers, suppliers, communities and investors 9

Noranda’s Integrated Operating Footprint
Downstream Business Downstream Business
Annual Capacity:  495mm lbs (2)
St. Ann
Bauxite Mine
New Madrid
Aluminum
Smelter
Newport
Rolling Mills
Salisbury
Rolling Mills
East
Mill
West
Mill
Huntingdon
Rolling Mills
Bauxite
Discovery Bay,
Jamaica
4.5mm Mt
Alumina
Gramercy, LA
1.2mm Mt
Aluminum
Primary  Metal
New Madrid, MO
263k Mt (580mm lbs)
Fin stock (HVAC) and Auto, Semi-Rigid Container Stock, Flexible
Packaging, Transformer Windings
Huntingdon, TN
Huntingdon West
235mm lbs (2)
Huntingdon East
130mm lbs
Newport, AR
35mm lbs
Salisbury, NC
95mm lbs
Products:
Location:
Annual
Capacity:
Upstream Business Upstream Business
Annual Capacity: 580mm lbs
2009 Cash Cost at Full Production: $0.72 / lb (1)
Gramercy
Refinery
Revenue
Drivers:
Volume & LME Residential construction / remodeling, packaging, U.S. consumer
(1) We estimate that due to lost production volume in 2009 from the smelter outage, which caused lost efficiency and fixed cost absorption, our upstream cash cost of primary aluminum for
FYE 2009 of $0.77 per pound was negatively impacted by $0.05 per pound.
(2) Maximum capacity, with actual capacity depending upon production mix.

Primary
Aluminum
Alumina
Noranda
Bauxite
Mine
Noranda
Alumina
Refinery
New Madrid
Primary Aluminum
Smelter
Bauxite
The integration of our Upstream Business is the lynchpin to
our strategy and sustainability
– Significant Operating Leverage to LME
•
Integration provides for a more “fixed” cost base
relative to non-integrated producers whose margins
may be eroded by rising input costs that are correlated
to LME
•
Third party sales of excess raw materials (e.g., bauxite
and alumina) enhance our leverage to LME
– Secure Supply
•
For our smelter and refinery, we have the ability to
provide over 100% of our needs of alumina and bauxite
– Low Cost & Operating Flexibility
•
Expanded portfolio of opportunities to drive cost out
and increase productivity and sales
Our strategy is founded on integrated production, cost independence from the LME, growth & productivity
Vertically Integrated Upstream Business

Geographic Mix
Low Cost, Leading – Rolling Mill Operations
Low cost Production
– Huntingdon West is the foil
mill with the lowest
conversion cost in North
America according to CRU
– CORE Productivity
– Footprint efficiency
Flexibility
– 10-30% of prime metal
comes from New Madrid,
but inter-company volume
can be varied based on
market conditions
Focused Growth
– Grow with key customers to
“Win with Winners”
– Increase share of demand
– Top 10 customers 56% of
sales
Huntingdon, TN
2 plants, East and West
Started 1967 & 2000
Max. East capacity: 130mm lbs
Max. West capacity: 235mm lbs
(1)
Newport, AR
Started 1951
Max. Capacity:
35mm lbs
(1)
Salisbury, NC
Started 1965
Max. Capacity:
95mm lbs
Four Rolling Mills in Three States
40%
17%
4%
4%
Southeast USA
West USA
Northeast USA
Midwest USA
34%
Southwest USA
Mexico
1%
HVAC fin stock
Container
Transformer
sheet
Foil products
Light gauge sheet
Products
Downstream Segment is a stable free cash flow generator
(1)  Capacity includes intracompany reroll of approximately 45mm lbs.

13 Noranda Strategy Brief Noranda Alumina History “Off to a Good Start…” Industry Dynamics Noranda Operating Model Gramercy provides a critcial supply of alumina as part of our intergrated strategy

Noranda Bauxite and Alumina Overview
On August 31, 2009, Noranda became the sole owner of the Gramercy refinery and St. Ann Bauxite operation
–
Noranda Bauxite – St. Ann
– Economic joint venture with Government of Jamaica
•
Government receives royalties and levies, with Noranda controlling the business and output
•
Noranda maintains strong government relations with a new 6-year fiscal regime negotiated in 2009
– 4.5 million tonnes of annual production capacity with ~60% sold to Gramercy
•
Remaining production sold to Sherwin Alumina pursuant to a contract that was recently extended in principal through 2012
– CRU estimates that St. Ann was in the 2nd Quartile for site operating costs globally in 2009
$0
$100
$200
$300
$400
0 10000 20000 30000 40000 50000 60000 70000 80000
1   Quartile 2   Quartile 3   Quartile 4   Quartile
Production (kt)
Noranda Alumina - Gramercy
– 1.2M mt per year production capacity for
Smelter Grade Alumina (SGA) and
Chemical Grade Alumina (CGA)
– ~0.5mm Mt provided to New Madrid
with remainder sold to third parties
– One of three producers in the U.S.,
providing ~0.2mm Mt of CGA
– Stable end market with attractive
characteristics that complement the
commodity SGA product group
– 3-years of SGA sales contracted with credit-
worthy customers
CRU’s 2009 Alumina Cost Curve
(1)
_______________________
(1) Noranda cost curve position excludes benefits of 3  party bauxite and alumina sales.

st nd
rd th
rd
Strategic drivers: integrated supply, productivity, sales growth – increased leverage to LME

A Brief History of Noranda Alumina, LLC
Construction on the alumina refinery began in 1957 with the first shipment of alumina occurring two years later. The Gramercy facility was originally owned by Kaiser.
The refinery utilizes the Bayer process to chemically extract alumina from bauxite.
Construction on the first red mud pond began in 1974.
The refinery has undergone several expansions and modernizations since 1957 to increase annual capacity from .4 million metric tonnes to 1.2 million metric tonnes.
In July 1999 the refinery shut down due to an explosion of the digestion unit. The refinery reopened in December 2000.
In 2004, Noranda formed a joint partnership with Century Aluminum and purchased the Gramercy refinery and the St. Ann bauxite mining operations from Kaiser.
In 2009, Noranda became sole owner of the refinery, which now operates as Noranda Alumina, LLC.

Red Mud Lakes
Once alumina has been extracted, spent
bauxite (‘red mud”) is managed in one of 4
Mud Lakes.
Mud Lakes are permitted solid waste units
designed to dewater the material and act as a
final repository.
Noranda Alumina has obligation to seal the
Mud Lakes once they are no longer used.
Environmental
Bona Fide Prospective Purchase (BFPP) Protection
Noranda and Century commissioned a pre-purchase due diligence investigation of the environmental conditions present at the refinery in 2004.
State environmental officials ruled Gramercy met conditions for BFPP protections against liability for preexisting environmental conditions.
Gramercy recorded a liability for the estimated cost for the BFPP remediation work and continues to monitor and update such estimates as necessary; Kaiser provided cash funding as part of transaction.

Safety is a Core Value
MSHA Regulated Facility
Maintains Process Safety
Management program in
addition to Occupational
Safety
Employee Involvement
(ERT, Safe Start, JSC,
Safety Recognition)
Maintenance activities
planned and scheduled
Supported by SAP (CMMS)
Health & Safety

Noranda Strategy Brief Noranda Alumina History “Off to a Good Start…” Industry Dynamics Noranda Operating Model We have two #1 Priorities: Get the Results, and Do the Right Things the Right Way 18

Our Two #1 Priorities
Noranda
has two number one priorities
Do the right things
the right way
Get the results
•Individual Behaviors
•Team Disciplines
•Sustainable Relationships
•Legal
•Ethical
•Credible

Get the Results
Get the Results
Do the Right Things
Do the Right Things
the Right Way
the Right Way
Action oriented
Ethics and Values
Drive for results
Process Management
Safety Focus
Problem solving
Peer relationships
Priority setting
Managing through
systems
Existing for Customers
Caring for Customers
Respecting Suppliers
Enriching Communities
Rewarding Investors
Two #1 Two #1
Priorities Priorities
Sustainable Sustainable
Goals Goals
Core Core
Values Values
Noranda Mission

Financial success in adverse conditions
Reduced Production Cost Reduced Production Cost
Improved Demand Share Improved Demand Share Reduced Debt Reduced Debt
Generated More Cash (Free Cash Flow) Generated More Cash (Free Cash Flow)
(Millions of dollars)

Reconciliation of EBITDA to Net Income

Comments
Adjusted EBITDA for three months ended June 30, 2010 78.8 $
Interest (Expense)/Income, Net
(8.5) prospectively, based on post-IPO debt balances at applicable interest rates
(1)
Depreciation & Amortization
(25.1) 2Q is reasonable proxy going forward, at $25 million per quarter
(2)
LIFO/LCM (9.9) Will vary from period-to-period with LME and inventory levels
Interest Rate Swap MTM
(5.6) Will vary from period-to-period with change in notional and market LIBOR
(3)
MTM (Loss)/Gain on NatGas
(5.8) Will vary from period-to-period with change in hedged volume and Henry Hub
(3)
AOCI Reclassification of Alim. Hedges
22.2 Set amount, with next 12 months disclosed
(4)
AOCI Reclassification of NatGas Hedges
(1.5) Relatively predictable amount, with estimate for next 12 months disclosed
(4)
Stock Compensation Expense (3.8) 2Q-10 contained $3.2 million of acceleration
Non-Cash Pension Expense
(1.8) Approximately $1.8 million per quarter, based on 2Q amounts
(5)
Other on-going items
(1.0) Represents gains and losses on asset disposals, other, say $1 million per quarter
(6)
Gain) loss on debt repurchase (2.5) Would continue after 2Q-10 only when there are are debt paydowns
Charges related to termination of derivatives (4.9) Doesn't continue after 2Q-10
Restructuring and sponsor fees (20.3) Doesn't continue after 2Q-10
Pre-Tax Income 10.3
Income tax expense 3.4 At 2Q, forecasted annual GAAP rate was disclosed as 33.6%
(7)
6.9 $
Weighted average shares 49.1 3Q will be based on amount outstanding at end of 2Q-10
(8)
Diluted options 1.0 Will vary based on stock price, but Q2-10 is appropriate proxy
(9)
Diluted shares 50.1
Diluted EPS 0.14 $
(1)
See page 12 of June 2010 Form 10-Q for balance and rate information.
(2)
See page 50 of June 2010 Form 10-Q for 2Q-10 actual amount.
(3)
See page 19 of June 2010 Form 10-Q for hedged quantities and rates.
(4)
See page 19 of June 2010 Form 10-Q for amounts to be reclassified in future.
(5)
See page 52 of June 2010 Form 10-Q for Q2-10 actual amount.
(6)
See page 52 of June 2010 Form 10-Q for LTM "Loss on disposal" (0.4 million) and "other" (0.6 million).
(7)
See page 17 of June 2010 Form 10-Q for 33.6% annual 2010 rate.
(8)
See cover of June 2010 Form 10-Q for most recent share number.
(9)
See page 23 of June 2010 Form 10-Q for Q2-10 impact of dilutive securities.
Note: Amounts in millions, except per share data

Noranda Strategy Brief Noranda Alumina History “Off to a Good Start…” Industry Dynamics Noranda Operating Model Noranda is well positioned to take advantage of a recovery in Aluminum prices 23

1300
1500
1700
1900
2100
2300
2500
2700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Market Fundamentals
Global demand for aluminum is expected
to continue to increase…
Aluminum’s consensus estimated sustainable
price is meaningfully above current prices…
We hold a positive outlook for Aluminum’s fundamentals
over the medium and long-term, based on two views:
Consumption Growth Driven by China
Total
Consumption (1)
30.4 37.4 44.3 55.6
65.4
China
Consumption (1)
6.1 12.6 18.4 25.0 30.1
-- 23% 18% 26%
18%
% Growth
-- 108% 46% 36%
20%
% Growth
Source: CRU
(1) In millions of tonnes
Prices Below Consensus Sustainable Level
Source: Harbor intelligence
ALUMINUM LONG TERM  MINIMUM EQUILIBRIUM PRICE
(annual average; consensus forecasts from up to 20 analysts)
ESTIMATED
LT MINIMUM
EQUILIBRIUM
$2,450
CASH PRICE
$2,109 so far
2010

Source: Davenport
Chinese Aluminum Consumption &
Production
China – Analysis
Revaluation of the RMB – stronger RMB relative to the dollar
Increases purchasing power of RMB – increased ability to import products (aluminum)
Dollar denominated prices increase – LME price per tonne will increase in USD, supporting smelters located in the US
China historically has produced at or near its
aluminum consumption
China has imposed severe export taxes on
aluminum
Exports are highly unlikely
CRU forecasts China being net importers of
Aluminum in the medium term
Power – China is already short of power
Unstable prices
Job creation as a primary goal
More efficient uses of power exist
that create more jobs per kilowatt
hour of electricity